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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
________________________________________________________________________________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 26, 2021
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Evergy, Inc.
(Exact Name of Registrant as Specified in Charter)
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Missouri	001-38515	82-2733395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Main Street
Kansas City, Missouri 64105
(Address of Principal Executive Offices, and Zip Code)

(816) 556-2200
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________________________________________________________
Evergy Kansas Central, Inc.
(Exact Name of Registrant as Specified in Charter)
 _________________________________________________________________________________________

Kansas	001-03523	48-0290150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

818 South Kansas Avenue
Topeka, Kansas 66612
(Address of Principal Executive Offices, and Zip Code)

(785) 575-6300
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

__________________________________________________________________________________________
Evergy Metro, Inc.
(Exact Name of Registrant as Specified in Charter)
__________________________________________________________________________________________

Missouri	000-51873	44-0308720
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Main Street
Kansas City, Missouri 64105
(Address of Principal Executive Offices, and Zip Code)

(816) 556-2200
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Evergy, Inc. common stock	EVRG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Current Report on Form 8-K is provided by the following registrants: Evergy, Inc. (“Evergy”), Evergy Kansas Central, Inc. (“Evergy Kansas Central”) and Evergy Metro, Inc. (“Evergy Metro”). Information relating to any individual registrant is filed by such registrant solely on its own behalf. Each registrant makes no representation as to information relating exclusively to the other registrants.
Item 1.01 Entry into a Material Definitive Agreement
Cooperation Agreement
On February 25, 2021, Evergy entered into an Agreement (the “Cooperation Agreement”) with Bluescape Energy Partners, LLC (“Bluescape”).
Pursuant to the Cooperation Agreement, Evergy has agreed to increase the number of directors on its board of directors (the “Evergy Board”) from twelve to fourteen, and has agreed to appoint two new independent directors, C. John Wilder and Mary L. Landrieu (each, a “New Director”), to fill the newly-created directorships, effective March 1, 2021. Evergy has also agreed, subject to the terms of the Cooperation Agreement, to nominate the New Directors for election to the Evergy Board at each of Evergy’s 2021 and 2022 annual meetings of shareholders (the “2021 Annual Meeting” and “2022 Annual Meeting”, respectively) and to use its reasonable best efforts to obtain the election of such New Directors at each of the 2021 and 2022 Annual Meetings.
Pursuant to the Cooperation Agreement, the composition of the Finance Committee (the “Committee”) will be amended such that, effective March 1, 2021, it is comprised of David Campbell, Paul Keglevic, Tony Isaac and each of the New Directors, and is chaired by Mr. Wilder. The charter of the Committee has been amended to include review of certain key performance indicators.
Under the Cooperation Agreement, Bluescape has agreed to certain customary standstill provisions, and Bluescape and Evergy have agreed to mutual non-disparagement provisions, effective until the date immediately following the 2022 Annual Meeting, subject to certain exceptions and early termination upon certain specified events. During such period, Bluescape has also agreed to vote its and its controlled affiliates’ shares of common stock of Evergy in favor of each director nominated and recommended by the Evergy Board, against any proposals or resolutions to remove any member of the Evergy Board and otherwise in accordance with the recommendation of the Evergy Board, other than with respect to certain extraordinary transactions.
The foregoing summary of the Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the Cooperation Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.
Bluescape Investment
On February 25, 2021, Evergy entered into a Securities Purchase Agreement (the “Purchase Agreement”) with BEP Special Situations V LLC, an affiliate of Bluescape (the “Investor”), pursuant to which Evergy has agreed to issue and sell to the Investor, and the Investor has agreed to purchase from Evergy, for an aggregate purchase price of $113,184,661.30 in cash: (1) 2,269,447 shares (the “Common Shares”) of common stock of Evergy, no par value (“Common Stock”), and (2) a warrant (the “Warrant”) to purchase 3,950,000 shares of Common Stock (collectively, the “Investment Transaction”).
Subject to certain limited exceptions, the Common Shares and the shares of Common Stock issuable upon exercise of the Warrant (the “Warrant Shares”) are not transferrable until after October 1, 2021, and the Warrant is not transferrable at any time.
The Warrant will be exercisable at an exercise price of $64.70 per share of Common Stock. The Warrant may be exercised at the holder’s option at any time or from time to time, in whole or in part, until the date that is three years after issuance. The exercise price and the number of shares issuable on exercise of the Warrant will be subject to certain antidilution adjustments, including for stock splits, reclassifications and business combination transactions. Evergy will have the option to elect a net cash settlement with respect to an exercise of the Warrant under certain circumstances described in the Warrant, or to net settle in shares of Common Stock.
Closing of the Investment Transaction is subject to the satisfaction of certain customary closing conditions, including the expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

Either party may terminate the Purchase Agreement in the event the Investment Transaction has not closed by April 25, 2021.
The Common Shares and the Warrant have not been registered under the Securities Act of 1933 and are being issued and sold in a private placement pursuant to Section 4(a)(2) thereof. Evergy has agreed to enter into a Registration Rights Agreement (the “Registration Rights Agreement”) at or prior to the closing of the Investment Transaction, subject to certain closing conditions, affording the Investor certain registration rights in respect of the Common Shares and Warrant Shares.
The foregoing summaries of the Purchase Agreement, the form of the Warrant and the form of Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement (and forms of Warrant and Registration Rights Agreement attached thereto), a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
The description of the matters included under Item 1.01 are incorporated into this Item 5.02 by reference. In connection with such matters, the boards of directors of Evergy Kansas Central and Evergy Metro, as well as the other main utilities in the Evergy group, also each adopted a resolution increasing the number of directors from twelve to fourteen and appointed the New Directors to fill the newly-created directorships on such board, effective March 1, 2021.
Mr. Wilder, 62, is the Executive Chairman of Bluescape. He serves on the boards of directors of several private portfolio companies and has previously served on the board of many private and public companies, including NRG Energy, Inc. and TXU Corp. He served in executive officer roles in TXU Corp., Entergy Corp. and Royal Dutch/Shell Group. Mr. Wilder was also appointed to the Power Delivery and Safety Committee of the Evergy Board, effective as of the date of his appointment to the Evergy Board.
Senator Landrieu, 65, served in the United States Senate for three terms, first elected in 1996. During her tenure, she was a member (and then Chair) of the Senate Energy and Natural Resources Committee, as well as a member of the Senate Armed Services Committee, the Appropriations Committee, and Chair of the Small Business and Entrepreneurship Committee. In her role as Chair of the Small Business Committee, she was the lead sponsor of the Small Business Jobs Act of 2010, which helped to create and retain over 650,000 American jobs. Prior to serving in the U.S. Senate, she served in the Louisiana State Legislature from 1979–1987. In 1987, she was elected State Treasurer and served with distinction for two terms. Senator Landrieu currently serves as Senior Policy Advisor at Van Ness Feldman LLP, a law and government relations firm, specializing in energy, environment and natural resources law. Senator Landrieu also serves on the Board of Directors of Tyler Technologies, Inc., where she serves on the nominating and governance committee. Senator Landrieu received a Bachelor of Science from Louisiana State University. Senator Landrieu was also appointed to the Compensation and Leadership Development Committee and Nuclear and Power Supply Committee of the Evergy Board, effective as of the date of her appointment to the Evergy Board.
Each of the New Directors will participate in the compensation, benefit and other plans and arrangements for non-employee directors as described starting on page 24 of Evergy’s proxy statement for its 2020 annual meeting of shareholders. Evergy will also enter into an indemnification agreement with each of the New Directors in the same form as has been entered into with other directors and officers, which was filed as Exhibit 10.2 to the Current Report on Form 10-Q filed on November 7, 2018. The indemnification agreement provides indemnification to the extent allowed under Missouri law.
Other than the matters described herein, there is no arrangement or understanding between any New Director and any other persons pursuant to which such New Director was selected as a director, nor are there any transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 8.01 Other Events
On February 25, 2021, Evergy also entered into a letter agreement with Elliott Investment Management L.P., Elliott Associates, L.P. and Elliott International, L.P. (collectively, “Elliott”), pursuant to which Elliott has agreed to certain customary standstill, non-disparagement and voting provisions.
On February 26, 2021, Evergy issued a press release related to the matters described herein, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Cooperation Agreement, dated February 25, 2021, by and between Evergy, Inc. and Bluescape Energy Partners, LLC.
10.2	Securities Purchase Agreement, dated February 25, 2021, by and between Evergy, Inc. and BEP Special Situations V LLC.
99.1	Press Release issued by Evergy, Inc. on February 26, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Evergy, Inc.

/s/ Heather A. Humphrey
Heather A. Humphrey
Senior Vice President, General Counsel and Corporate Secretary

Evergy Kansas Central, Inc.

/s/ Heather A. Humphrey
Heather A. Humphrey
Senior Vice President, General Counsel and Corporate Secretary

Evergy Metro, Inc.

/s/ Heather A. Humphrey
Heather A. Humphrey
Senior Vice President, General Counsel and Corporate Secretary

Date: February 26, 2021